                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 31, 1996
                                                          ------------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


                       0-9787                            73-1105145
                       ------                            ----------
                    (Commission                         (IRS Employer
                    File Number)                      Identification No.)


          200 East Las Olas Boulevard
                  Suite 1400
              Ft. Lauderdale, FL                            33301
    --------------------------------------                 --------
   (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (954) 627-6000
                                                         --------------


                                     N.A.
                  ------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events.

On May 31, 1996, Republic Industries, Inc. (the "Registrant") announced its intention to acquire Addington Resources, Inc. ("Addington") in a merger transaction (the "Merger") in which each outstanding share of the common stock of Addington would be converted into the right to receive 0.45 (the "Exchange Ratio") of a share of common stock, $0.01 par value ("Common Stock") of the Registrant. It is contemplated that the Registrant will issue approximately 6,830,000 shares (the "Shares") of Common Stock in connection with the Merger, based on the number of shares of Addington's common stock outstanding on May 31, 1995.

As previously announced, the Registrant has declared a 2-for-1 stock split (the "Stock Split") in the form of a 100% stock dividend to the Registrant's stockholders of record on May 28, 1996, to be distributed on June 8, 1996. Neither the Exchange Ratio nor the Shares to be issued in the Merger reflect the Stock Split; however, because the Merger is anticipated to close after June 8, 1996, both the Exchange Ratio and the Shares will be adjusted accordingly prior to consummation of the Merger.

Consummation of the Merger is subject, among other things, to negotiation and execution of a definitive agreement, completion of due diligence reviews, approval by the Boards of Directors of each of the companies, approval by the stockholders of Addington, receipt of fairness opinions and other customary conditions, including receipt of regulatory approvals.

The descriptions contained herein of the Merger are qualified in their entirety by reference to the Press Release, dated May 31, 1996, attached hereto as Exhibit 99, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

               The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REPUBLIC INDUSTRIES, INC.


                                       By: /s/ Richard L. Handley
                                           -----------------------------
                                           Richard L. Handley
                                           Senior Vice President



Date: May 31, 1996
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                        REPUBLIC INDUSTRIES, INC.

                              EXHIBIT INDEX



     Number and                                                                                  Sequential
Description of Exhibit                                                                           Page Number
- ----------------------                                                                           -----------

     1.      None

     2.      None

     4.      None

    16.      None

    17.      None

    21.      None

    23.      None

    24.      None

    27.      None

    99.      Press Release, dated May 31, 1996.